Exhibit 10.26

REDACTED COPY

Proginet Corporation & Beta Systems Software AG

Master Distributor Agreement

Effective Date: October 1, 2008

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

DAL02:526304.3
Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Agreement	Page 2 of 17
REDACTED COPY

Table of Contents
1.	Recitals	3
2.	Ownership	3
3.	Grant of Rights	3
4.	Term	5
5.	Invoicing, Fees, and Payment Terms	5
6.	Client(s) Software License Agreements	7
7.	Marketing Responsibilities and Other Duties of Distributor	8
8.	Product Supply, Staffing and Education	9
9.	Technical Support	9
10.	Reports and Audit Rights	9
11.	Non-Compete	10
12.	Warranty and Indemnity	10
13.	Termination	12
14.	Confidentiality	12
15.	Miscellaneous	13
16.	Signatures	15
Attachment A: Master Distributor Agreement Criteria		16
Attachment B: Distributor Operating Manual		(under separate cover)

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

DAL02:526304.3
Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Agreement	Page 3 of 17
REDACTED COPY

1.	Recitals

This Master Distributor Agreement (this “Agreement”) is entered into between Proginet Corporation, a Delaware corporation, having a principal place of business at 200 Garden City Plaza, Garden City, NY 11530 USA (“PROGINET”) and the designated distributor as follows:

Distributor Name:	Beta Systems Software AG (“BETA”)
Effective Date:	October 1, 2008

WHEREAS, PROGINET is the owner and/or lawful licensor of certain PRODUCTS, including computer software programs, as such term is hereinafter defined; and

NOW, THEREFORE, in consideration of the mutual promises and covenants as herein contained, it is agreed between BETA and PROGINET as follows:

2.	Ownership

BETA agrees that the PRODUCTS, and TRADEMARKS, as listed in ATTACHMENT B, and all ideas, discoveries inventions, programs, routines, sequences and works of authorship embodied therein, and all copyright, trade secret, and other right, title and interest therein, are the sole property of PROGINET, and that by this Agreement, BETA shall gain no right, title or interest in the PRODUCTS.  BETA shall at all times represent that the PRODUCTS are the property of PROGINET and that BETA is acting as an authorized agent and distributor for PROGINET.

3.	Grant of Rights

A.
The specific criteria for establishing this agreement and fulfillment of the terms of this agreement are as specified onATTACHMENT A of this Agreement as incorporated by reference herein.  Such ATTACHMENT A is an integral and required part of this Agreement and must be signed by both parties for this Agreement to be effective.

B.
PROGINET hereby grants to BETA and its Affiliates the following exclusive (even as to PROGINET), non-transferable rights in the geographic areas specified in ATTACHMENT A (each, a “TERRITORY”) during the Term:

1.
The right to market, offer for sale, and sell licenses to those software and service products listed on ATTACHMENT A (the “PRODUCTS”) to (i) any person, firm or entity located within a TERRITORY (including existing customers of BETA) and (ii) any Affiliate of a person, firm or entity whose headquarters or principal place of operations is located within the TERRITORIES (each, an “ELIGIBLE CUSTOMER”).  In the case of subpart (i), any license sold by BETA shall be solely for use by such ELIGIBLE CUSTOMER within the TERRITORIES.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

DAL02:526304.3
Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Agreement	Page 4 of 17
REDACTED COPY

2.	The right to market and offer for sale maintenance and support services in the TERRITORIES to be provided by PROGINET or BETA, as applicable, in respect of the PRODUCTS (“MAINTENANCE”).

3. The right and license to use the PRODUCTS in the TERRITORIES for demonstration purposes with respect to prospective ELIGIBLE CUSTOMERS.

4. The right to use the following PROGINET U.S. trademarks in connection with the foregoing:

i.	CyberFusion
ii.	CyberFusion Integration Suite
iii.	CFI
iv.	CFI Edge
v.	CFI Platform Server
vi.	CFI Internet Server
vii.	CFI Commerce Server
viii.	CFI Command Center
ix.	CFI Slingshot
x.	CFI Slingshot Vault

For purposes of this Agreement, the term “Affiliate” will mean any person, firm or entity controlling, controlled by or under common control with a Party.

Notwithstanding the foregoing, the exclusivity provided in this Section 3.B shall not apply to PROGINET with respect to:

(i)	Original equipment manufacturing (OEM) transactions;

(ii)
Any person, firm or entity whose headquarters or principal place of operations is located outside of the TERRITORIES (or whose ultimate parent is located outside the TERRITORIES) and Affiliates of such persons, firms or entities; and

(iii)
Persons or entities located within the TERRITORIES that are customers of PROGINET customers; provided, however, that this subsection (iii) shall only apply in respect of  two copies of the applicable PRODUCT (one for production purposes and one for backup purposes), and the exclusivity provided in this Section 3.B shall apply in respect of all additional copies of the applicable PRODUCT.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

DAL02:526304.3
Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Agreement	Page 5 of 17
REDACTED COPY

C.
Any dispute, controversy or claim arising out of or in connection with this Agreement between BETA and PROGINET, or any breach thereof, shall be settled exclusively and finally by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association, or by an action at law.  The right of forum selection for disputed resolution shall rest solely with PROGINET, and judgment upon such an award rendered by the arbitrator or court may be entered in any court having jurisdiction thereof.  In the event a dispute arises between BETA and PROGINET, and BETA wishes to commence the dispute resolution process BETA shall give PROGINENT thirty (30) days written notice that it intends to enter the dispute resolution process.  PROGINENT shall then be entitled to select either arbitration as provided in this Section 3.C or an action at law in a court of appropriate jurisdiction as the forum for resolutions of the dispute.  If PROGINENT fails to make such selection within thirty (30) days of being given such written notice then BETA shall have the right to commence arbitration in accordance with the commercial arbitration rules of the American Arbitration Association. A decision of the arbitrator shall be binding and conclusive on the parties hereto and shall not be subject to any appeal.  All limitations of liability set forth in this Agreement, shall be binding and given full force and effect in any such arbitration.  BETA agrees to pay all costs and expenses incurred by PROGINENT (including but limited to reasonable attorney’s fees and expenses, and payment of taxes or other charges) in any way relating to PROGINET’S enforcement of the obligations of BETA under this Agreement or for the protection of PROGINET’S rights in connection with this Agreement whether or not an action at law or arbitration is commenced.

4.	Term

A.
The term of this Agreement (the “Term”) shall be valid until the date specified on ATTACHMENT A.  The EFFECTIVE DATE of this Agreement will be the date specified in Section 1 above.  During the Term, this Agreement may only be terminated by either party for cause pursuant to Section 13.

5.	Invoicing, Fees, and Payment Terms

A.
PROGINET’s recommended prices prevailing as of the Effective Date are set out in U.S. dollars in ATTACHMENT B on the “Recommended Retail Price List” and shall be binding upon BETA.  PROGINET shall provide BETA from time to time with an updated Recommended Retail Price List which shall supersede the prior list and become binding on BETA.  BETA shall have the right to establish a different selling price pursuant to written approval from PROGINET.

B.
Within 10 calendar days of receipt by BETA,  BETA shall remit to PROGINET all revenues received from ELIGIBLE CUSTOMERS in respect of the PRODUCTS and MAINTENANCE (collectively, the “Revenue”).  PROGINET will remit to BETA a percentage of the Revenue as further detailed in ATTACHMENT A.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

DAL02:526304.3
Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Agreement	Page 6 of 17
REDACTED COPY

C.
Unless otherwise specified in ATTACHMENT A, BETA will handle all invoicing to ELIGIBLE CUSTOMERS, with an electronic copy of the invoice being sent simultaneously to the ELIGIBLE CUSTOMER and to the following address:

Proginet Corporation

200 Garden City Plaza

Garden City, New York 11530

United States of America

Attention: Accounts Receivable

or via FAX to +1.516.248.3360

The invoice will specify that payment is to be made directly to BETA.  PROGINET will invoice BETA the full license amount in U.S. dollars and provide BETA with the applicable commission credit as specified in ATTACHMENT A.  Once payment is received, BETA will wire PROGINET’s portion in U.S. dollars to the following bank account: [***]

Bank Name:
Bank Address:

ABA Number:
Account Number:
Company Name:
D.	BETA shall promptly notify PROGINET of all wire transfers by e-mail specifying the U.S. dollars wired and PROGINET’s designated bank account.

E.
In addition to any other rights belonging to PROGINET, a late fee of 9% per annum shall be due from BETA to PROGINET for every month or fraction thereof for which payment of fees is late after the first thirty (30) days.  If PROGINET brings any proceeding for collection of any sums due or to enforce any provisions of the Agreement, BETA shall pay to PROGINET all expenses incurred by PROGINET in such collection or enforcement including consul fees, and all monies that shall be deemed and awarded in such proceedings.

F.
If BETA should fail to remit payment(s) due PROGINET within the time period specified, PROGINET may, at its sole discretion, provide BETA with written notice of PROGINET’s intent to terminate this Agreement in accordance with Section 13 hereof.  As provided in Section 13, BETA shall have 30 days after receipt of such written notice to cure such non-payment default to avoid termination.  Termination by PROGINET for failure to remit payments(s) shall not excuse BETA from its obligations to pay PROGINET the amounts due to PROGINET.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

DAL02:526304.3
Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Agreement	Page 7 of 17
REDACTED COPY

G.
Revenue applicable to MAINTENANCE paid by ELIGIBLE CUSTOMERS shall be recognized and earned according to the United States version of General Accepted Accounting Practices (GAAP)  (in case of relevant changes of IAS 18 the parties shall mutually adapt the foregoing provision), and can not be recognized by either party until they are earned.  In the event of termination of this Agreement, the unearned portion of BETA’S portion of the Revenue applicable to MAINTENANCE for each ELIGIBLE CUSTOMER must be returned to PROGINET.

H.
According to the applicable tax law, each party shall bear those taxes owed by itself, including but not limited to franchise sales, use, reason, property, ad valorem, value added, stamp or other taxies levies, customs, duties or other imposts or fees (hereinafter collectively called “tax”) levied by the government of the market areas  and each party shall pay any such tax directly.  BETA shall reimburse PROGINET for any additional local tax paid by PROGINET.  This tax clause will apply during and after termination of this agreement whenever PROGINET must pay and/or collect a tax from BETA according to applicable law as interpreted by the revenue authorities of the taxing unit.  BETA shall hold PROGINET harmless for any taxes collected and not remitted to appropriate taxing authorities.

I.	In the event that the Software License Agreement is denominated in a currency other than U.S. dollars, the Foreign Exchange Policy defined in ATTACHMENT B will govern.

6.	Client(s) Software License Agreements

A.	All licenses of PRODUCTS and sales of MAINTENANCE by BETA to ELIGIBLE CUSTOMERS shall be pursuant to a Software License Agreement between BETA and such ELIGIBLE CUSTOMER.

B.
PROGINET recommends that BETA use PROGINET’S existing form of standard Software License Agreement (“SLA”) attached hereto in ATTACHMENT B for use in transactions with ELIGIBLE CUSTOMERS.  If BETA does not use PROGINET’S Standard Software License Agreement, then BETA must affirm that (i) the contract is consistent with PROGINET’s Standard Software License Agreement in all material aspects and (ii) contains terms consistent with the termination process set forth in Exhibit G to ATTACHMENT B.  PROGINET shall promptly notify BETA in writing regarding any changes the form of Software License Agreement and provide BETA with a reasonable time to incorporate such changes into its own agreements.  The Parties acknowledge and agree that BETA may use its form of license agreement existing as of the Effective Date for existing customers of the Harbor Products in the TERRITORIES, but to the extent any new or existing customers seek to acquire PRODUCTS other than or in addition to the Harbor Products, BETA shall amend its agreements as provided in the first part of this paragraph B.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

DAL02:526304.3
Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Agreement	Page 8 of 17
REDACTED COPY

C.
As provided in Section 5.A, the pricing at which BETA offers the PRODUCTS and MAINTENANCE are set forth in the Recommended Retail Price List, which may be changed from time to time by PROGINET upon notice to BETA.  Any outstanding price commitments to potential ELIGIBLE CUSTOMERS will be honored for ninety (90) days after any price changes instituted by PROGINET.

D.
PROGINET shall use its best efforts to communicate changes in its prices, terms, conditions and/or agreement forms to BETA at least thirty (30) calendar days in advance of their becoming effective.  In promoting licenses of PRODUCTS in the TERRITORY, BETA shall quote to ELIGIBLE CUSTOMERS only the most recent terms, conditions and agreement forms, and shall quote PROGINET’S SOFTWARE LICENSE FEES and MAINTENANCE FEES (as defined in ATTACHMENT A) for the PRODUCTS separately from each other and from BETA’S quotes for any services as may be offered by BETA to the CLIENT(S).  Any offers made by BETA on the basis of then current pricing shall be binding on Proginet for a period of ninety (90) days.  Any prices which have been approved by Proginet and that are included in the customer contract for future upgrades will prevail over Proginet standard pricing.

E.	BETA shall be considered to have licensed a PRODUCT upon:

1.	the acceptance and signature by BETA of an approved Software License Agreement signed by the ELIGIBLE CUSTOMER; and

2.	PROGINET’S timely receipt of a copy of the executed Software License Agreement and Contract Summary, Affirmation Form (see ATTACHMENT B), and proof of software shipment (e.g. copy of airbill); and

3.
either (a) PROGINET’S receipt of payment in full of the SOFTWARE LICENSE FEES and first year’s MAINTENANCE FEES or (b) PROGINET’S written approval of a schedule of payments of such fees specifically applicable to a particular ELIGIBLE CUSTOMER.

F.
If, at the time a Designated CPU is replaced or upgraded, a license on the new Designated CPU would be at a greater cost than would a license on the original Designated CPU, the ELIGIBLE CUSTOMER will be invoiced for the difference between the license fee for the original Designated CPU and the new Designated CPU.

7.	Marketing Responsibilities and Other Duties of Distributor

A.	BETA shall use its best efforts to promote and support licenses of PRODUCTS in the TERRITORY.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

DAL02:526304.3
Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Agreement	Page 9 of 17
REDACTED COPY

B.
BETA SHALL PROVIDE ALL OF THE SERVICES SPECIFIED FOR THE LEVEL OF MEMBERSHIP SPECIFIED AND AGREED TO BY THE BETA AND PROGINET IN ATTACHMENT B.  If BETA selects to provide services to an ELIGIBLE CUSTOMER and fails to do so in accordance with ATTACHMENT B, such failure shall be deemed a material breach and subject BETA to forfeiture of all or part of the Revenue collected by BETA for such support.

8.	Product Supply, Staffing and Education

A.	PROGINET will supply BETA with the PRODUCTS, documentation, and technical information by electronic media, which may include compact discs, diskettes, tapes or other binary form.

B.
PROGINET will maintain the PRODUCTS and supply BETA with one copy of the revised PRODUCTS, documentation or such materials as may be reasonably requested by BETA to enable BETA to provide LEVEL ONE (1) SUPPORT, as defined in Section 9A to customers of the PRODUCTS in the TERRITORY.

9.	Technical Support

A.
BETA will be responsible for providing LEVEL ONE (1) SUPPORT to all ELIGIBLE CUSTOMERS.  LEVEL ONE (1) SUPPORT is the first layer of customer support with customers, performed by support engineers with a fundamental knowledge of the installation, operation and features of the PRODUCT.  Level one engineers are responsible for communicating directly with customers and prospective customers, including phone calls, faxes, and electronic mail that include questions relating to PRODUCT functionality, computing environment, and prerequisite software.  Level one engineers assist customers in solving problems related to installation, configuration, and general operations of the product.  If not able to solve problem, Level one engineers will reproduce problems before escalating to Level two.

B.
For greater levels of support which require PROGINET’S assistance, BETA will collect diagnostic information from ELIGIBLE CLIENTS and prospective customers and forward such information electronically (machine-readable format) to PROGINET.

C.
BETA shall be responsible for all Level two and Level three support to all ELIGIBLE CUSTOMERS in respect of the Harbor Products (as defined in Attachment A).  PROGINET shall be responsible for Level two and Level three support for all other PRODUCTS.

10.	Reports and Audit Rights

BETA shall render written reports to PROGINET as follows:

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

DAL02:526304.3
Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Agreement	Page 10 of 17
REDACTED COPY

A.
Commencing on the first full month after the effective date of this Agreement, during the remainder of the term of this Agreement, BETA will provide, on or before the fifth (5th) day of each month, a written Monthly Sales Report with information on all sales activity, including leads, prospects and trials.  A section of this report will be dedicated to recommended PRODUCT enhancements with time parameters based on customer usage and feedback.

B.
On an annual basis, BETA will provide on or before the renewal date of this Agreement, a business plan that updates PROGINET on the current state of the local marketplace, describes product positioning strategy and marketing campaigns that BETA plans to deploy during the next twelve months, and provides detailed information on the current opportunities.  The business plan should be reflective of the planned activities that will enable BETA to meet or exceed their annual quota for the upcoming Quota Year. The first business plan is to be submitted six (6) months following the EFFECTIVE DATE of this agreement.  Subsequent business plans should be submitted one (1) month before the start date of the next Quota Year.

11.	Non-Compete

A.
During the term of this Agreement and any extensions or renewals hereof, BETA, its principals, agents, and employees, will not directly or indirectly engage anywhere in the TERRITORY in the promotion, marketing, distribution, sale or licensing of, or act as sales agent, representative or distributor of, any computer software program or other product which competes with the PRODUCTS, or related PRODUCTS, or authorize any other person to engage in any of such acts.

B.
BETA shall not, without PROGINET’S prior written approval, directly or indirectly, engage in or have a financial interest in the production, reproduction, sale, licensing, distribution or servicing of any software, program or product which competes directly with the PRODUCTS.

12.	Warranty and Indemnity

A.	PROGINET REPRESENTS THAT THE PRODUCTS WILL SUBSTANTIALLY CONFORM TO THEIR SPECIFICATIONS AS DESCRIBED IN THE USER MANUAL, BUT PROGINET DOES NOT WARRANT THAT THE PRODUCTS WILL BE ERROR-FREE.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

DAL02:526304.3
Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Agreement	Page 11 of 17
REDACTED COPY

B.
BETA AGREES AND ACKNOWLEDGES THAT THIS IS NEITHER A CUSTOM SOFTWARE AGREEMENT NOR A CONTRACT TO DEVELOP SOFTWARE.  PROGINET MAKES NO OTHER WARRANTY AS TO THE DESIGN, CAPABILITY, CAPACITY OR SUITABILITY OF ITS PRODUCTS.  ANY STATEMENTS MADE BY PROGINET OR ITS EMPLOYEES, INCLUDING BUT NOT LIMITED TO, STATEMENTS REGARDING CAPACITY, SUITABILITY FOR USE, OR PERFORMANCE OF ITS PRODUCTS SHALL NOT BE DEEMED A WARRANTY OR REPRESENTATION BY PROGINET FOR ANY PURPOSE, NOR GIVE RISE TO ANY LIABILITY OR OBLIGATION OF PROGINET.  PROGINET DOES NOT WARRANT THAT THE FUNCTIONS CONTAINED IN THE PRODUCTS WILL MEET ANY LICENSEE’S REQUIREMENTS OR THAT THE OPERATION OF THE PRODUCTS WILL BE UNINTERRUPTED OR ERROR FREE.

C.
THE ONLY WARRANTIES (AND REMEDIES FOR BREACH THEREOF) MADE BY PROGINET WITH RESPECT TO THE PRODUCTS SHALL BE THOSE MADE TO BETA IN THIS AGREEMENT AND TO ELIGIBLE CUSTOMERS IN THE AUTHORIZED FORM OF A SOFTWARE LICENSE AGREEMENT. BETA SHALL INDEMNIFY, DEFEND AND HOLD PROGINET HARMLESS AGAINST ANY LOSS, LIABILITY OR EXPENSE (INCLUDING COSTS AND PROGINET’S REASONABLE ATTORNEYS’ FEES) ARISING OUT OF OR IN CONNECTION WITH ANY REPRESENTATION, WARRANTY, PROMISE OR ASSURANCE MADE BY BETA WITH RESPECT TO THE PRODUCTS.

D.	IN NO EVENT SHALL PROGINET BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, PUNITIVE, OR INCIDENTAL DAMAGES.

E.
PROGINET AGREES TO INDEMNIFY, DEFEND AND HOLD BETA, ITS OFFICERS, AGENTS AND EMPLOYEES HARMLESS FROM AND AGAINST ANY AND ALL LOSS, COST, DAMAGE OR LIABILITY, INCLUDING COUNSEL FEES AND COSTS, AS A RESULT OF ANY CLAIM OR CAUSE OF ACTION FOR PATENT AND/OR COPYRIGHT INFRINGEMENT, UNLAWFUL DISCLOSURE OR USE OR MISAPPROPRIATION OF A TRADE SECRET OR OTHER INTELLECTUAL PROPERTY RIGHT (“INFRINGEMENT CLAIM”) ASSERTED AGAINST BETA OR ONE OF THE INDEMNIFIED PARTIES BY VIRTUE OF BETA’S SALE OR USE OF PRODUCT AND DOCUMENTATION.  BETA MAY PARTICIPATE IN THE DEFENSE OF THE CLAIMS BY COUNSEL OF ITS OWN CHOOSING, AT ITS COST AND EXPENSE.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

DAL02:526304.3
Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Agreement	Page 12 of 17
REDACTED COPY

EACH PARTY SHALL GIVE PROMPT NOTICE OF ANY SUCH CLAIM TO THE OTHER.  PROGINET SHALL HAVE THE RIGHT TO CONTROL AND DIRECT THE INVESTIGATION, DEFENSE AND SETTLEMENT OF EACH SUCH CLAIM.  BETA SHALL REASONABLY COOPERATE WITH PROGINET IN CONNECTION WITH THE FOREGOING.

13.	Termination

Either party may terminate this Agreement for cause, by giving the other party written notice to such effect, in which case this Agreement shall terminate thirty (30) days from and after the date of such notice, if the offending party fails to cure the cause. Cause includes, but is not limited to, either party failing to perform or observe any material covenant, condition or agreement to be performed or hereunder, including, but not limited to,  any obligation of payment, or breaches any representation or warranty contained herein, and such failure or breach continues unremedied for a period of 30 (30) days after written notice.  Upon receipt of the Termination Letter and it taking effect, the parties shall cooperate in good faith to implement the termination process as described in ATTACHMENT B, including through the execution of any additional documents as may be necessary to effect the intent of such termination process.

14.	Confidentiality

A.
BETA acknowledges that the PRODUCTS are proprietary, embody trade secrets and are not in the public domain and that PROGINET does not, by this Agreement, convey or otherwise give up any rights or ownership of the PRODUCTS to BETA or to anyone else.

B.
BETA acknowledges that the placement of a copyright, patent pending, patented or other similar notice within or on any media containing CONFIDENTIAL INFORMATION does not constitute publication or otherwise impair the confidential nature thereof.

C.
BETA acknowledges that unauthorized use or disclosure of any of the CONFIDENTIAL INFORMATION will cause irreparable harm to PROGINET.  Therefore, during the term of this Agreement and thereafter for so long as the CONFIDENTIAL INFORMATION is not in the public domain, through no act or failure to act on the part of BETA, BETA shall: (a) use or disclose the CONFIDENTIAL INFORMATION only as authorized under this Agreement and only to the extent necessary to perform its obligations hereunder; (b) use reasonable care to prevent other parties from gaining access to the CONFIDENTIAL INFORMATION; (c) take all reasonable steps to prevent duplication of or unauthorized access to the CONFIDENTIAL INFORMATION by any employee of BETA or other party; (d) under PROGINET authorization, allow its employees and/or agents access to the CONFIDENTIAL INFORMATION only for the fulfillment of BETA’S obligations under this Agreement and, prior to allowing such access, notify each employee and any BETA agent in writing of BETA’S confidentiality obligations arising hereunder, and (e) ensure that all copyright, patent, trade or service confidentiality and nondisclosure labels or notices are applied in accordance with this Agreement and are not removed.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

DAL02:526304.3
Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Agreement	Page 13 of 17
REDACTED COPY

D.
BETA agrees that it will hold in trust and strict confidence all such Confidential Information and will not use said information to the detriment of PROGINET in any manner; including, but not limited to, modifying, translating, disassembling, reverse engineering or reverse compiling the PRODUCTS.

15.	Miscellaneous

A.
Neither PROGINET nor BETA shall, without the other party’s written consent, knowingly employ, solicit or offer employment to any employee, agent or contractor of the other party while BETA is providing services to such other party.

B.
The Parties acknowledge that this Agreement, or portions thereof, and schedules thereto, and descriptions of any of the foregoing, may be required under applicable law to be disclosed in required public disclosure documents, or exhibits thereto, of PROGINET filed with the United States Securities and Exchange Commission (the “SEC”) or any securities exchange on which its securities are listed for trading.  Prior to such disclosure, and subject to the next sentence, PROGINET will inform BETA and will use commercially reasonable efforts to seek approval from the SEC or other applicable regulatory authority for the confidential treatment of certain confidential information identified by the Parties.  Prior to such disclosure, PROGINET shall request redaction of such portions of the Agreement or disclosure that BETA reasonably requests to be redacted, unless, in PROGINET’s judgment based on the advice of counsel, PROGINET concludes that such redaction request is inconsistent with PROGINET’s obligations under applicable law.

C.
It is expressly agreed that in the event of any breach of this Agreement by either party hereto, the non-breaching party may not have an adequate remedy at law and therefore, the parties agree that, in addition to the other remedies, such aggrieved party shall be entitled to injunctive or other equitable relief to enforce the performance hereof.

D.	Neither this Agreement nor any of BETA’S rights or duties hereunder shall be assigned or otherwise delegated or transferred by BETA without PROGINET’S prior written consent.

E.	This Agreement creates no relationship of joint ventures, partners, associates or parties hereto acting as principals. BETA is an agent for Proginet.

F.	If any provision of this Agreement is found to be illegal, invalid or unenforceable, such finding shall not affect the legality, validity or enforceability of the other provisions of this Agreement.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

DAL02:526304.3
Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Agreement	Page 14 of 17
REDACTED COPY

G.
This Agreement and its exhibits shall constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all other agreements and understandings between the parties with respect to such subject matter.

H.
This Agreement shall be governed by the laws of the State of New York, United States of America, without giving effect to principles of conflicts of laws, and any actions at law or arbitrations shall be venued in the State of New York.

I.
Any provisions of this agreement that require either party to provide notice to the other shall only be met if the notice is in writing and delivered by a recognized international over night delivery service such as Federal Express or its competitors.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

DAL02:526304.3
Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Agreement	Page 15 of 17
REDACTED COPY

16.	Signatures

IN WITNESS WHEREOF, PROGINET and BETA each has caused this Agreement to be executed on its behalf by its duly authorized officer.

Beta Systems Software AG	Proginet Corporation

Signature: ________________________	Signature: ________________________
Printed Name: Kamyar Niroumand	Printed Name: Sandy Weil

Title: CEO	Title: President & CEO

Signature: ________________________
Printed Name: Harald Podzuweit

Title: General Manager
Business Line DCI / IDM

Date: October 31, 2008	Date: October 31, 2008

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

DAL02:526304.3
Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Agreement	Page 16 of 17
REDACTED COPY

Attachment A: Master Distributor Agreement Terms
Effective Date:   October 1, 2008
Distributor Name	:	Beta Systems Software AG
Distributor Organized Under Laws of	:	Germany
Principal Place of Business	:	Berlin

Distributor Contact Information	:	Norbert Boenner

(1)	Grant of Rights:	☐ Non-Exclusive	☒ Exclusive

(2)	Products to be Distributed:

☒ CyberFusion Integration Suite (“CFI”) ☒ Harbor NSM and Harbor HFT (the “Harbor Products”)

(3)	Term (From/To):	October 1, 2008 to July 31, 2011

(4)	BETA TERRITORIES: [***]
(5)	Distributor Program Level Designation [***]

(6)	License Revenue (LICENSE FEES) Split [***]

(7)	Maintenance Support Revenue (MAINTENANCE FEES) Split [***]

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

DAL02:526304.3
Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Agreement	Page 17 of 17
REDACTED COPY

Beta Systems Software AG	Proginet Corporation

Signature: ________________________	Signature: ________________________
Printed Name: Kamyar Niroumand	Printed Name: Sandy Weil

Title: CEO	Title: President & CEO

Signature: ________________________
Printed Name: Harald Podzuweit

Title: General Manager
Business Line DCI / IDM

Date: October 31, 2008	Date: October 31, 2008

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

DAL02:526304.3
Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

REDACTED COPY

Proginet Corporation

Distributor Operating Manual

Effective Date:  October 1, 2008

Beta Systems Software AG	Proginet Corporation

Signature: ________________________	Signature: ________________________
Printed Name: Kamyar Niroumand	Printed Name: Sandy Weil

Title: CEO	Title: President & CEO

Signature: ________________________
Printed Name: Harald Podzuweit

Title: General Manager
Business Line DCI / IDM

Date: October 31, 2008	Date: October 31, 2008

[***] Confidential Treatment Requested

Confidential portion omitted and filed separately with the Commission

Distributor Operating Manual_V6_7172008

Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Operating Manual Attachment B to Distributor Agreement	Page 2 of 25
REDACTED COPY

[***] Confidential Treatment Requested

Confidential portion omitted and filed separately with the Commission

Distributor Operating Manual_V6_7172008

Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Operating Manual Attachment B to Distributor Agreement	Page 3 of 25
REDACTED COPY

Introduction

The purpose of this manual is to provide you with the information and processes you need to successfully drive sales campaigns and effectively conduct business with Proginet.  Welcome to the Proginet Family!

Preface

This manual has been issued by Proginet Corporation for the exclusive and confidential use of Proginet’s authorized Distributors.

This manual has been issued as follows:

To:
Date Issued:

Purpose

The purpose of this manual is to provide the relevant data for the Distributor to execute and perform – consistent with the terms of the Distributor Agreement entered into by both parties.  This document also outlines the set of procedures and operational guidelines that establish and define the responsibilities of both the Distributor and Proginet.  Additionally this manual explains what needs to be accomplished by both parties in regards to programs, implementation and execution plans to obtain and achieve set goals

[***] Confidential Treatment Requested

Confidential portion omitted and filed separately with the Commission

20081028_Beta_DistributorOperatingManual_V5_Redacted

Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Operating Manual Attachment B to Distributor Agreement	Page 4 of 25
REDACTED COPY

Exhibit A    Distributor Forecast Report

Following is the Distributor Forecast Report that must be submitted by each distributor at least once each calendar month no later than the tenth of each month.  Kindly follow the guidelines listed at the bottom while completing the report.

Sales Leads

A sales lead is a person who has expressed interest in a Proginet product and is in the early stages of evaluation (research gathering, etc). Proginet tracks sales leads through SalesForce.com.  As a member of the Proginet partner family you will be provided with a SalesForce.com Partner Portal ID and password. Any leads received in your territory will be passed to you through the SalesForce.com Partner Portal.  Here you will be able to track any and all information relating to the lead and sales follow-up. In accordance with the Distributor Agreement SalesForce.com leads must be updated at least once each month.

Once this lead shows true interest in the Proginet solution it will be converted to an opportunity.  When a lead is converted to an opportunity, please follow the process below to update your account executive.

Sales Opportunities

 Proginet considers a sales opportunity as any account with a need that is likely to purchase.  This stage is reached when one of the following three actions occurs. Please denote all open opportunities on the form listed below, or a similar version, and provide this information to your account executive on a monthly basis

1)	The client and sales representative engage in a conference call with technical resources
2)	The client requests a web based presentation and demonstration
3)	The client requests an in-person meeting

Distributor Name:
Forecast Date:
Customer / Prospect	Product	Probability (%)	Expected Close Date	Lead Source	# Of Licenses	POC Start Date	Reason Won or Lost	Total Amount of Sale	Comments

Total

Legend:
Reason Lost: LP = Lost On Pricing / TS = Technical Shortcomings / NB = No Budget /C = Lost To Competition / PPI = Project Postponed Indefinitely / OC = Organizational Change
Reason Won: WP = Won On Price / TF = Technical Features / BC = Better Than Competition / S = Support / EC = Enhancement Committed / BN = Met Business Need
Source: CC = Cold Call / CI = Call In / DM = Direct Mail / EC = Existing Customer / MA = Magazine Add / MS= Microsoft / PR = Personal Relationship / TS = Trade Show / W = Web

[***] Confidential Treatment Requested

Confidential portion omitted and filed separately with the Commission

20081028_Beta_DistributorOperatingManual_V5_Redacted

Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Operating Manual Attachment B to Distributor Agreement	Page 5 of 25
REDACTED COPY

Exhibit B                                Proginet Foreign Exchange Policy

The Need
In a growing number of instances, Proginet Distributors need to price and negotiate contracts in a foreign currency (local currency), not US Dollars.  Since local currencies constantly fluctuate in relationship to US Dollars, a policy is needed to specifically define the rules of dealing with local currencies from the time that an initial price is proposed to a prospect thru the actual collection and remittance of funds for new license fees and maintenance fees.

When this Policy Applies

This policy applies when a Software License Agreement (SLA) is denominated in any currency other than US Dollars.  In these instances, the distributor must submit the SLA to Proginet in conjunction with a Distributor Affirmation Form.  The customer will make all license and maintenance payments to the Distributor or Proginet’s designated payment agent in this currency.   If an SLA is denominated in US Dollars, all of the standard procedures outlined in the Distributor Agreement apply and this Policy does not apply.

Summary

This policy sets standards for local currency pricing decisions at four checkpoints during the sales cycle:

(1)	The Quote Date: the day upon which a price quote is given to a customer
(2)	The Contract Date: the day that the SLA is signed
(3)	The Payment Date: the day that the license and first maintenance payment is made to the Distributor
(4)	The Anniversary Date: the anniversary date of the SLA which is the date upon which annual software maintenance payments are due

Policy Details

1.
The Quote Date – This is the date that the distributor issues a price quote to a prospect.  This price quote will be in local currency and all price negotiations will be in local currency.  There are two ways that the distributor can obtain the price:

a.	The first is via the official Proginet list price converted into the local currency.
b.
The second way is to request a price quote from Proginet.  This is used when a distributor wants to offer a discount to a potential customer for a specific opportunity.  The distributor will request a quote and Proginet will fax or email the quote to the distributor containing all of the terms upon which Proginet will approve the price for this opportunity.  This quote will be valid for 90 days unless otherwise specified.

2.
The Contract Date – This is the actual date that the contract is signed by the customer.  Proginet will apply the currency conversion rate as of this date for internal booking purposes.  When the exchange rate is applied to the local currency quote, it will yield the license fees and maintenance fees in US Dollars

3.
The Payment Date – This is the date that the distributor actually receives payment from the customer.  This date may be 30 to 60 days from the Contract Date.  The distributor is obligated to remit to Proginet its share of the revenues in the local currency within a timeframe in the distribution agreement.  The revenue sharing percentages as detailed in the distribution agreement will be used to calculate the license and maintenance fees to be remitted to Proginet for this contract.  The amount to be booked in US Dollars will be the amounts calculated on the Contract Date.   By the time the distributor receives the payment in local currency, the exchange rate may have gone up or down in terms of US dollars.  Proginet will apply this difference internally according to US GAAP, whether the amount increases or decreases.

4.
The Anniversary Date – This is the annual date as measured from the Contract Date and applies to maintenance renewal.  It is customary that the distributor will invoice the customer for annual maintenance prior to this date.  The amount to be invoiced will be the maintenance fees as stipulated in the SLA plus any applicable annual increases.  The SLA must stipulate that annual maintenance will be due in local currency as long as the fluctuation in the exchange rates from the contract date to the anniversary date is not greater than 15%.  If the exchange rate is greater than 15%, Proginet will work with the Distributor to develop a maintenance amount fair to all parties.

The annual maintenance fee will be billed in local currency.  The distributor is obligated to remit to Proginet its share of the revenues in the local currency within a timeframe in the distribution agreement.  The revenue sharing percentages as detailed in the distribution agreement will be used to calculate the license and maintenance fees to be remitted to Proginet for this contract.  The amount to be booked in US Dollars will be the amounts calculated on the Contract Date.   By the time the distributor receives the payment in local currency, the exchange rate may have gone up or down in terms of US dollars.  Proginet will apply this difference internally according to US GAAP, whether the amount increases or decreases.

[***] Confidential Treatment Requested

Confidential portion omitted and filed separately with the Commission

20081028_Beta_DistributorOperatingManual_V5_Redacted

Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Operating Manual Attachment B to Distributor Agreement	Page 6 of 25
REDACTED COPY

Exhibit C                                Distributor Program Levels

Proginet has two distributor program levels.  All partners are responsible for the following tasks, regardless of program level, if any:

1) Lead generation, getting potential customers that will use the software

2) RFI/RFP Response

3) Trial support

4) Contract negotiations, getting the customer to sign the contract for the sale.

The program levels are defined in order to best serve and support distributors as well as customers of Proginet Products. The Program levels are as follows: [***]

[***] Confidential Treatment Requested

Confidential portion omitted and filed separately with the Commission

20081028_Beta_DistributorOperatingManual_V5_Redacted

Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Operating Manual Attachment B to Distributor Agreement	Page 7 of 25
REDACTED COPY

Exhibit D                                Call Handling Process [***- omitted 4 pages]

[***] Confidential Treatment Requested

Confidential portion omitted and filed separately with the Commission

20081028_Beta_DistributorOperatingManual_V5_Redacted

Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Operating Manual Attachment B to Distributor Agreement	Page 8 of 25
REDACTED COPY

Exhibit E                                Technical Support Severities and Escalations

Proginet Technical Support Severities and Escalations

The purpose of this document is to give an understanding to Customers and Distributors of Proginet how the Technical Support process at Proginet works.  In this document you will find the priorities given to a support issue, the expected response times for each Severity, the levels of support and the escalation process.

Definition of support Severity - [***-omitted 2 pages]

[***] Confidential Treatment Requested

Confidential portion omitted and filed separately with the Commission

20081028_Beta_DistributorOperatingManual_V5_Redacted

Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Operating Manual Attachment B to Distributor Agreement	Page 9 of 25
REDACTED COPY

 Exhibit F                                Proginet Software License Agreement

THIS SOFTWARE LICENSE AGREEMENT (“SLA”), including any “Schedules” or “Addenda” referred to and incorporated herein, by and between Proginet Corporation (“Licensor”), having a principal place of business at 200 Garden City Plaza, Garden City, New York 11530 (USA), and _________________________________, (together with its subsidiaries and affiliates, “Licensee”), having a principal place of business at ______________________________________________ , sets forth the terms and conditions under which Licensor agrees to license certain computer software and online or electronic documentation (“Licensed Product(s)”) to Licensee, effective as of ________________(“Effective Date”).

1.           SOFTWARE LICENSE GRANT

A.           Licensor grants to Licensee and Licensee hereby accepts from Licensor, upon terms and conditions hereinafter set forth, non-exclusive, perpetual right and license, without the right to grant sublicenses, to use the Licensed Product(s) identified on Schedule “A”, Licensed Product(s) and Fees Schedule.

B.           Licensee may not assign or otherwise transfer the Licensed Product(s) or otherwise convey any rights or obligations under this SLA.  In the event of acquisition, divestiture, merger or such other corporate event, whereby, Licensee is not the surviving entity with more than 50% ownership, the License granted herein is terminated and any continued use of the Licensed Product(s) requires a new SLA.

C.           The Licensed Product(s) may only be used by and for the Licensee.  Licensee will not use, or permit the Licensed Product(s) to be used, in any manner, directly or indirectly, which would permit any person or entity other than the Licensee to have use of the Licensed Product(s) provided, however, that Licensee may permit its consultants and contractors (including outsourcing agents) to access and use the Licensed Product(s) in accordance with this SLA.  Such consultants and contractors must have agreed in writing to confidentiality restrictions with respect to the Licensed Product(s) that are consistent with those in the SLA, and Licensee shall ensure their compliance.

D.           Each license granted under this SLA for the Licensed Product(s) as denoted on Schedule “A”, Licensed Product(s) and Fees Schedule, authorizes the Licensee to use the Licensed Product(s) in machine-readable form as set forth on Schedule “A”.

E.           Licensee may install Licensed Product(s) on a "disaster recovery" machine, as necessary and appropriate, to support Licensee's use of Licensed Product(s) in case of an emergency.  Licensor will assign Licensee an additional security key, as necessary, to enable Licensee to use such Licensed Product(s) on the "disaster recovery" system.  Such use of Licensed Product(s) is limited to disaster circumstances and/or during testing and preparation for "disaster recovery" circumstances only.  The emergency use of the Licensed Product(s) can be on Licensee or non-Licensee CPU's.  Such use of Licensed Product(s) during a disaster does not authorize simultaneous uses of Licensed Product(s) in primary and backup situations. Licensee must provide timely written notice to Licensor on all such usage.

[***] Confidential Treatment Requested

Confidential portion omitted and filed separately with the Commission

20081028_Beta_DistributorOperatingManual_V5_Redacted

Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Operating Manual Attachment B to Distributor Agreement	Page 10 of 25
REDACTED COPY

F.           Licensee may move, replace or upgrade the CPUs upon timely written notice to Licensor.  At the time a CPU is moved, replaced or upgraded, subject to any upgrade fee, such upgrade or new CPU is automatically granted to Licensee per the conditions set forth in the SLA, if such use of the License Product on the former machine is terminated prior to its use on the new CPU.

G.           Licensee may, from time to time, order additional licenses to permit a previously Licensed Product(s) to be expanded.  Such additional orders will be subject to acceptance by the Licensor in accordance with the terms contained herein, and such acceptance will not be unreasonably withheld, delayed or conditioned.  Licensor will grant additional licenses by supplements to this SLA.

H.           Licensee is not granted right to install Licensed Product(s) on any CPU's except those specifically provided for herein, and as specified on Schedule A.  Testing systems are specifically excluded from use of Licensed Product(s), unless specifically licensed and included on Schedule A.

2.           OWNERSHIP

A.           Licensee acknowledges that the Licensed Product(s), including all patents, copyrights, trade secrets, trade/service marks, and any other rights, titles and interests therein are the sole property of Licensor and that Licensee shall gain no right, title or interest therein by virtue of this SLA other than that expressly granted in Article ‘1’, hereof.

B.           The Licensed Product(s) may include SSH security protocol software, from 3SP Ltd (http://3sp.com) Copyright © 2002-2006 3SP Ltd.  If the 3SP Software is included in the shipped product, Proginet shall provide such designation in the Licensed Product(s), as required by the vendor.

C.           Licensee acknowledges that Licensed Product(s) may contain "open source" code and that Licensor disclaims ownership and/rights related to such code.  In instances where such open code is included in Licensed Product(s), Proginet warrants that such disclosures are provided in the Licensed Product(s).

3.           LICENSE FEES

Licensee shall pay directly to Licensor, or Licensor’s designee (if so designated by Licensor on Schedule “A”), all license fees due hereunder as specified in Schedule “A” ("Total Fee"), within thirty (30) days of invoice receipt.  Late undisputed payments will be subject to a service charge, subject to applicable law, not exceeding one percent (1%) per month.  Licensee agrees to be responsible for and to pay any applicable sales, personal property, use, VAT, excise tax, withholding or any other usual and customary taxes that may be imposed, based on its use of the Licensed Product(s).  Licensee agrees to make direct payments of such taxes or, where applicable, reimburse Licensor for payments it makes on behalf of Licensee, provided that such taxes are separately invoiced to Licensee.  The provisions of this Article shall survive termination of this SLA.

[***] Confidential Treatment Requested

Confidential portion omitted and filed separately with the Commission

Distributor Operating Manual_V6_7172008

 Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Operating Manual Attachment B to Distributor Agreement	Page 11 of 25
REDACTED COPY

4.           MAINTENANCE AND SUPPORT SERVICES

Maintenance and Support Services ordered on Schedule “A” or on subsequent  supplements to this SLA, shall be provided under the terms and conditions set forth in Schedule “B”, Maintenance and Support Services.

5.           LIMITED WARRANTY

A.           Licensor warrants to Licensee that the Licensed Product(s) will materially conform to Licensor’s then current documentation from the Effective Date of this SLA and thereafter so long as Licensee continues to subscribe to and pay for Maintenance and Support Services as specified in Schedule “B” of this SLA.

B.           Licensor warrants the Licensed Product(s) is free from computer viruses, bugs, Trojan horses or worms introduced as a result of the gross negligence or intentional acts of Licensor, its agents or employees and that Licensor, its agents or employees will not embed any device in the Licensed Product(s) or, except as set forth in this SLA, take any action to disrupt or terminate its operation of such Licensed Product(s).

C.           Licensor represents and warrants that (i) Licensor has all the necessary rights and authority to enter into this SLA; (ii) Licensor has full title to and ownership of the Licensed Product(s) and is entitled to grant the licenses set forth in this SLA; (iii) this SLA does not violate any previous agreement between Licensor and any third party; and (iv) the Licensed Product(s) supplied in this SLA shall not infringe or misappropriate any intellectual property rights or laws.

D.           Licensor’s sole obligation in respect of a breach of any warranty set forth in Section 5A shall be, at Licensor’s option and sole expense, to: (i) modify or replace the Licensed Product(s) so as to avoid such breach, (ii) correct any defective performance or (iii) refund a pro-rata portion of the initial License Fees paid.  Licensee shall give Licensor prompt, timely and reasonably detailed written notice and particulars of any claims as may be alleged or arise under the foregoing warranties.  Licensor shall have sole control over the defense and settlement of any infringement claim and any negotiations for the settlement, disposition, or compromise thereof.

E.           Both parties agree that, except as provided in this Article, both parties’ liability for direct damages, if any, shall not exceed the initial License Fees paid to Licensor by Licensee for use of the Licensed Product(s) under this SLA.  No action, regardless of form, arising out of this SLA may be brought by either party more than two (2) years after reasonable date of discovery.

F.           THE FOREGOING CONDITIONS AND WARRANTIES ARE IN LIEU OF ALL OTHER CONDITIONS AND WARRANTIES, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

6.           LIMITATION OF REMEDIES AND DAMAGES

IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, INDIRECT, PUNITIVE, INCIDENTAL OR SPECIAL DAMAGES, WHETHER FORESEEABLE OR UNFORESEEABLE.  BOTH PARTIES’ LIABILITY FOR DAMAGES, REGARDLESS OF THE FORM OF ACTION, SHALL IN ANY EVENT BE LIMITED TO NOT MORE THAN THE AGGREGATE LICENSE FEES ACTUALLY DUE AND/OR RECEIVED BY LICENSOR FROM LICENSEE UNDER THIS SLA.

[***] Confidential Treatment Requested

Confidential portion omitted and filed separately with the Commission

Distributor Operating Manual_V6_7172008

 Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Operating Manual Attachment B to Distributor Agreement	Page 12 of 25
REDACTED COPY

7.           ESCROW OF SOURCE CODE

A.           Licensor shall deposit with an independent escrow agent in the United States ("Escrow Agent") a current version and one previous version of the source code for the Licensed Product(s) ("Source Code") pursuant to a customary form of escrow agreement as used in the industry, if Licensee pays the annual escrow fee, specified on Schedule A.  Licensor's current Escrow Agent is Iron Mountain Intellectual Property Mgmt, 2100 Norcross Parkway, Norcross, GA  30071.

B.           Licensor shall update the copy of the Source Code of the Licensed Product(s), including a copy of the documentation associated therewith, as new versions of the Licensed Product(s) are released, and no less frequently than once per year.  Provided that Licensee is in compliance with the terms of this SLA and has paid the escrow fees specified in Schedule “A” hereto, Licensor shall promptly cause Licensee's name and business address to be listed with the Escrow Agent as a party entitled to certain rights of access pursuant to the terms set forth herein.  Escrow Agent shall provide Licensee with notice that Licensee has been listed with Escrow Agent.

C.           If Licensor, whether directly or through a successor or affiliate, shall cease to be in the software business,  or if Licensor should be declared bankrupt or insolvent by a court of competent jurisdiction, Licensee shall have the right of access to the Source Code on deposit with the Escrow Agent and the Escrow Agent shall have the right and obligation to release, on written demand, the Source Code of the Licensed Product(s) to Licensee, provided, however, that Licensee does not infringe on Licensor’s rights and that Licensee shall take all reasonable and necessary steps to safeguard the confidentiality of the Source Code.

D.           It is understood that ownership of and title to the Source Code with respect to the Licensed Product(s), and all copyright, trademarks, and trade secrets relating thereto shall at all times belong to and remain with Licensor, and that any release to Licensee of the Source Code is only made as an accommodation to Licensee and nothing thereby shall be deemed to vest any ownership or title thereof to Licensee.

E.           If any default which would entitle Licensee to access to the Source Code as provided herein is cured, Licensee shall return the Source Code and all copies thereof to the Escrow Agent.  Under no circumstances is Licensee permitted to give access of any kind to the Source Code to any other party.

8.           GENERAL CONDITIONS

A.           Licensee agrees not to reproduce, copy, or duplicate all or any part of the Licensed Product(s), except for backup, disaster recovery or archival purposes, as provided for solely in this SLA.

B.           Licensee shall provide reasonable commercial assistance to Licensor in the prosecution of any third parties who are or may be in violation of this SLA.  Licensor shall bear any associated costs and expenses provided the disclosure was not committed by Licensee, or an authorized sub-contractor of Licensee.

[***] Confidential Treatment Requested

Confidential portion omitted and filed separately with the Commission

Distributor Operating Manual_V6_7172008

 Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Operating Manual Attachment B to Distributor Agreement	Page 13 of 25
REDACTED COPY

C.           Any notice or other communication required or permitted hereunder shall be given to the other party at such address as shall be given by either party to the other in writing.  Such notice shall be deemed to have been given when delivered personally, sent via certified mail (return receipt requested), or by a recognized air courier service.

D.           If the license to use the Licensed Product(s) is terminated or canceled for cause, Licensee's right and license to use the Licensed Product(s) immediately ceases.  Licensee agrees that it will not use the Licensed Product(s) in any manner after the termination/cancellation date, and Licensee further agrees that the Licensed Product(s) will be erased by the Licensee from the Site.  Licensee will either destroy all copies of the Licensed Product(s) or return them to Licensor, at its own expense, and will not retain any copies of the Licensed Product(s), except pursuant to subsection A of this Article.  Licensee shall certify in writing to Licensor within thirty (30) days after termination/cancellation that Licensee has fully complied with this paragraph.

E.           This SLA may not be modified, except by a written modification to this SLA signed by duly authorized representatives of both parties.

F.           In the event that any one or more of the provisions contained herein shall for any reason be held to be unenforceable in any respect under the laws of the State of New York, such enforceability shall not affect any other provision of this SLA, but this SLA shall then be construed as if such unenforceable provision or provisions had never been contained herein.

G.           Licensee agrees that Licensor may use Licensee’s name and logo to identify Licensee as a customer of Licensor on Licensor’s website, and as a part of a general list of Licensor’s customers.  The content of any press release identifying Licensee as a customer of Licensor will be subject to Licensee’s prior written approval.

9.           NONDISCLOSURE

Each party agrees that all Confidential Information relating to the other party disclosed either before or after execution of this SLA, including but not limited to any source code of the Licensed Product(s), is confidential and/or proprietary and constitutes a valuable work product and/or property right of the disclosing party or its affiliates.  Each party agrees not to remove or destroy any proprietary markings or legends on or contained within the Confidential Information and/or any related materials.  Each party agrees that it will hold in strict confidence all such Confidential Information and will not use said information to the detriment of the disclosing party in any manner; including, but not limited to, modifying, translating, disassembling, reverse engineering or reverse compiling the Licensed Product(s).  Each party also agrees that Confidential Information and/or any other proprietary information pertaining to the other party will not be disclosed to anyone other than those employees, agents, consultants, third parties, and representatives who require it in order to carry out their responsibilities.  Obligations of nondisclosure shall not extend to information or data relating to the Confidential Information which (a) are now available to the general public; or (b) is hereafter furnished to either party by a third party as a matter of right and without restriction on disclosure.  In addition, both parties agree to employ any additional procedures necessary for preserving the confidentiality of the other party's Confidential Information as they employ in the protection of their own similar confidential and proprietary information.  The obligations of this Article shall survive the termination of this SLA.

[***] Confidential Treatment Requested

Confidential portion omitted and filed separately with the Commission

Distributor Operating Manual_V6_7172008

 Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Operating Manual Attachment B to Distributor Agreement	Page 14 of 25
REDACTED COPY

10.           AUDIT

Licensor reserves the right to periodically, up to one year after termination, audit Licensee to ensure that Licensee is not using the Licensed Product(s) inconsistent with the terms of this SLA.  The records will be made available for inspection by Licensor during the term of this SLA or any renewal thereof, not more frequently than once per year, during Licensee's reasonable business hours and upon reasonable written notice by Licensor or its nominees.  Licensor’s cost of any requested audit will be solely borne by Licensor unless Licensee is shown to have materially failed to honor payment, use or other obligations undertaken pursuant to this SLA in which event the cost and expenses of such audit shall be borne by Licensee.

11.           PATENT AND COPYRIGHT INFRINGEMENT

Licensor shall defend, indemnify, and hold Licensee and its officers, directors, agents and employees harmless for,  from, and against any and all claims arising out of or relating to infringement by Licensed Product(s) of any United States or European patent, copyright, trademark, trade secret or other intellectual property right, provided Licensor is promptly notified of any and all threats, claims and proceedings related to thereto and give reasonable assistance and the opportunity to assume sole control over the defense and all negotiations for a settlement or compromise; provided, however, that Licensor may not without Licensees prior written consent, agree to any settlement or compromise which would have the effect of imposing obligations on Licensee. Licensor will not be responsible for any settlement it does not approve in writing.  THE FOREGOING IS IN LIEU OF ANY WARRANTIES OF INFRINGEMENT, WHICH ARE HEREBY DISCLAIMED.  The forgoing obligation of Licensor does not apply with the respect to the LICENSED PRODUCT(s) or portions or components thereof (i) not supplied by Licensor, (ii) made in whole or in part in accordance to Licensee specifications, (iii) which are modified by Licensee after shipment by Licensor, if the alleged infringement relates to such modifications, (iv) combined by Licensee with other products, processes or materials where the alleged infringement relates to such combination, (v) where Licensee continues allegedly infringing activity after being notified thereof or after being informed of modifications that would have avoided the alleged infringement, or (vi) where the Licensee’s use of the LICENSED PRODUCT(s) is incident to an infringement not resulting from the LICENSED PRODUCT(s) or is not in accordance with the SLA.

12.           GOVERNING LAW

This SLA shall be governed by and interpreted in accordance with the laws of the State of New York, county of Nassau, United States of America, except for that body of laws of the State of New York commonly referred to as the Conflicts of Laws rules.

[***] Confidential Treatment Requested

Confidential portion omitted and filed separately with the Commission

Distributor Operating Manual_V6_7172008

 Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Operating Manual Attachment B to Distributor Agreement	Page 15 of 25
REDACTED COPY

13.           COMPLIANCE WITH LAWS

Licensee shall maintain compliance with all applicable laws and regulations applicable to its use of the Licensed Product(s) in the countries in which the Licensed Product(s) are used (”Sites”).  Licensee shall cooperate fully and promptly with Licensor to enable Licensor to fully comply with all United States laws and laws of any country in which the Sites are located, including but not limited to, all United States laws and regulations relating to the control of exports of the transfer of technology to, into, within or out of such countries.  Licensee hereby acknowledges that this SLA and the performance thereof is subject to compliance with any and all applicable United States laws, regulations or orders relating to the export or re-export of computers, computer software or know-how relating hereto.

14.           TERMINATION OF LICENSE

This SLA is effective until terminated.  The SLA will terminate if Licensee fails to cure any material breach of this SLA or any other portion of the SLA of which it is a part within thirty (30) days of receiving notice of such breach from Licensor.  Upon termination, Licensee shall immediately cease all use of the Licensed Product(s) as specified in Section 8D.  Except for the SLA and except as otherwise expressly provided herein, the terms of Articles 6, 9 and 11 of the SLA shall survive termination.  Termination is not an exclusive remedy and all other remedies will be available whether or not the SLA is terminated.

15.           ASSIGNMENT BY LICENSOR

This SLA, and all rights and obligations of Licensor hereunder, may be assigned, pledged, transferred, or otherwise disposed of, either in whole or in part, upon thirty (30) days prior written notice to Licensee.  Such assignee must agree in writing to abide by all terms and conditions of this SLA.  However, no such assignment will impair any of the rights of Licensee's use of the Licensed Product(s) hereunder.

16.           SECURITY KEY

Licensee acknowledges that a Security Key may be required to render the Licensed Product(s) operational (the "Security Key").  The Security key may also prevent the Licensed Product(s) from operation on any computer with a serial number or model number different from those of the CPU's shown in Schedule “A”.  Licensor may deliver a Security Key upon the Effective Date of this SLA to Licensee. Any attempt, with Licensee’s knowledge, facilitation, or consent, by any person other than an authorized representative of Licensor to alter, remove, or deactivate the Security Key will be deemed a fraud by such person upon Licensor and a material breach by Licensee of this SLA.

[***] Confidential Treatment Requested

Confidential portion omitted and filed separately with the Commission

Distributor Operating Manual_V6_7172008

 Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Operating Manual Attachment B to Distributor Agreement	Page 16 of 25
REDACTED COPY

17.           ENTIRE AGREEMENT

This SLA, together with the Schedules annexed hereto and incorporated herein, constitute the entire agreement between the parties for a license to use the Licensed Product(s), and will become binding upon both parties  when signed by authorized representatives of both Licensee and Licensor.  No representation or statement not expressly contained in this SLA or any Schedules incorporated herein will be binding upon either party hereto.  Licensor shall not be bound by any additional provisions that may appear in Licensee's purchase order, acknowledgment of the purchase order, or any other communication or literature between Licensee and Licensor not agreed to in writing by both parties.

IN WITNESS WHEREOF, Licensor and Licensee have caused this SLA to be executed by their duly authorized representatives.  By signing hereon, each party confirms that the representations made in this SLA are true and correct and agrees to be bound by the terms and conditions of the SLA.  Each individual signing this on behalf on an identified party below represents that he or she has the requisite authority and power to execute this SLA on behalf of the party so identified.

Licensee:		Licensor: Proginet Corporation

By:		By:
	(Authorized Signature)		(Authorized Signature)

	(Print Name of Person signing)		(Print Name of Person signing)

	(Title)		(Title)

	(Date)		(Date)

[***] Confidential Treatment Requested

Confidential portion omitted and filed separately with the Commission

Distributor Operating Manual_V6_7172008

 Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Operating Manual Attachment B to Distributor Agreement	Page 17 of 25
REDACTED COPY

SCHEDULE “A” - LICENSED PRODUCT(S) AND FEES SCHEDULE

LICENSED PRODUCT(S) & FEES

Qty/ Seats	Product Number	Product (Description)	Unit Price	Software Price	Maintenance Price (___%)	Total Price

Software Escrow Fee
		TOTAL FEE				US [***]

LICENSED CPU’S (If applicable)

Product	CPU Name	Model No.	Serial Number

3.           Contact Information:

Company Name:

Company Address:	Billing Address:

	Business Manager	Technical Contact	Installment/Site Contact	Billing Contact
Name:
Title:
Email:
Phone Number:

Licensee:		Licensor: Proginet Corporation

By:		By:
	(Authorized Signature)		(Authorized Signature)

	(Print Name of Person signing)		(Print Name of Person signing)

	(Title)		(Title)

	(Date)		(Date)

[***] Confidential Treatment Requested

Confidential portion omitted and filed separately with the Commission

Distributor Operating Manual_V6_7172008

 Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Operating Manual Attachment B to Distributor Agreement	Page 18 of 25
REDACTED COPY

SCHEDULE “B” - MAINTENANCE AND SUPPORT SERVICE

1.           COVERAGE

Licensor or Designee of Licensor, as assigned on Schedule “A”, if applicable, will provide Maintenance and Support Services (MSS) to Licensee for the Licensed Product(s) as indicated on Schedule "A".  Licensee will receive 7X24 support, excluding Thanksgiving and Christmas.

2.           MAINTENANCE AND SUPPORT SERVICES

MSS consists of (a) Error Correction and Telephone Support to the Licensee concerning software defects of the then current release of the Licensed Product(s) and/or the Previous Sequential Release of Licensed Product(s) and  (b) Product updates, consisting of one electronic copy of all published revisions to the software documentation and one electronic copy of revisions to the machine readable Licensed Product(s), which are not designated by Licensor as new products for which it charges a separate fee.  All product updates or new releases provided to Licensee shall be governed by the terms of the SLA.

3.           TERM AND TERMINATION

MSS shall be provided for one year from the Effective Date on the SLA provided that Licensee pays the Annual MSS fees specified on Schedule "A".   MSS shall be automatically renewed and extended  an additional year, effective on the anniversary of the Effective Date of the SLA.  The occurrence of such automatic renewal obligates Licensee to pay the additional MSS fee for the next MSS year unless terminated by Licensee by written notice at least thirty (30) days prior to the expiration of the then current term.

4.           FEES AND PAYMENT

MSS is the percentage stated on Schedule A of the software price and upon renewal, of the then current software price .  For each component of the Licensed Product(s) for which Licensee elects MSS, Licensee shall pay Licensor the applicable MSS fee.  MSS fees will be billed on an annual basis, payable in advance of the renewal anniversary date.  Licensee shall be responsible for all taxes associated with MSS other than taxes based on Licensor’s income.  Licensee’s payment is due within thirty (30) days of receipt of the Licensor invoice or by the first day of the MSS period.  In the event Licensee fails to pay Licensor within 60 days of the due date, then to reinstate or renew MSS, Licensee must first pay Licensor the annual MSS fee and a reinstatement charge of 25% of the annual MSS fee.  If payment is not made within 90 days of the due date, MSS will be renewed or reinstated only if Licensee relicenses the Software and pays all applicable licensing and MSS fees.  Additionally, the annual MSS fee will be adjusted on a pro-rata basis for any additions, or changes during the previous twelve month period, to the Licensed Product(s).

[***] Confidential Treatment Requested

Confidential portion omitted and filed separately with the Commission

Distributor Operating Manual_V6_7172008

 Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Operating Manual Attachment B to Distributor Agreement	Page 19 of 25
REDACTED COPY

5.           ERROR SEVERITY LEVELS OF SERVICE

Licensor shall exercise commercially reasonable efforts to correct any software defects reported by Licensee in the current or previously released and unmodified release of the Licensed Product(s) in accordance with the priority level reasonably assigned to such software defect.  The service levels are established as Severity 1, Severity 2, and Severity 3.  The definitions, levels of required response and resource commitments are as specified on Schedule B - Exhibit 1.

6.           EXCLUSIONS

Licensor shall have no obligation to support:

(a)	Altered, damaged or modified Licensed Product(s):
(b)	Licensed Product(s) that is not a currently supported release;
(c)	Licensed Product(s) problems caused by Licensee’s negligence, abuse or misapplication, or other causes beyond the control of Licensor; or
(d)	Licensed Product(s) installed on any platform that is not supported by Licensor.

7.           LIMITATION OF LIABILITY

Licensor’s liability for damages from any cause of action whatsoever relating to Licensor’s SLA to provide MSS shall be limited to the amount paid by Licensee for the MSS.  In no event shall Licensor be liable for lost profits or other special, incidental, consequential or exemplary damages, even if Licensor has been notified of the possibility of such damages.

8.           GENERAL

Licensor shall not be liable for any failure or delay in performance under this SLA due to causes beyond its reasonable control.  Any illegal or unenforceable provisions shall be severed from this SLA.  This SLA states the entire agreement for Licensor’s provision of MSS to Licensee and may be amended only by a written amendment executed by authorized representatives of both parties.

If Licensor believes that a problem reported by Licensee may not be due to an error in the Licensed Product(s), Licensor will so notify Licensee.  At that time, Licensee may (1) instruct Licensor to proceed with problem determination at its possible expense as set forth below or (2) instruct Licensor that Licensee does not wish the problem pursued at its possible expense.  If Licensee requests that Licensor proceed with problem determination at its possible expense and Licensor determines that the error was not due to an error in the Licensed Product(s), Licensee shall pay Licensor, at Licensor’s then current and standard consulting rates, for all work performed in connection with such determination or repair to the extent problems are not due to errors in the Licensed Product(s).  Licensee will not be liable for work performed under this paragraph in excess of its instructions nor shall Licensee be liable for work performed after Licensee has notified Licensor that it no longer wishes work on the problem determination to be continued at its possible expense (such notice shall be deemed given when actually received by Licensor).  If Licensee instructs Licensor that it does not wish the problem pursued at its possible expense or if such determination requires effort in excess of Licensee’s instructions, Licensor may, at its sole discretion, elect not to investigate the error with no liability therefore.

[***] Confidential Treatment Requested

Confidential portion omitted and filed separately with the Commission

Distributor Operating Manual_V6_7172008

 Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Operating Manual Attachment B to Distributor Agreement	Page 20 of 25
REDACTED COPY

THESE TERMS AND CONDITIONS CONSTITUTE A SERVICE CONTRACT AND NOT A PRODUCT WARRANTY.  ALL MATERIALS RELATED TO THE LICENSED PRODUCT(s) ARE SUBJECT EXCLUSIVELY TO THE WARRANTIES SET FORTH IN THE SLA.

9.           DEFINITIONS

“Previous Sequential Release” means the release of the Licensed Product(s), which has been replaced, by a subsequent release of the same Licensed Product(s).

“Telephone Support” means technical support telephone assistance provided by Licensor to the Technical Support Contact during normal business hours concerning the use of the then current release of the Licensed Product(s) or the Previous Sequential Release.

Licensee:		Licensor: Proginet Corporation

By:		By:
	(Authorized Signature)		(Authorized Signature)

	(Print Name of Person signing)		(Print Name of Person signing)

	(Title)		(Title)

	(Date)		(Date)

[***] Confidential Treatment Requested

Confidential portion omitted and filed separately with the Commission

Distributor Operating Manual_V6_7172008

 Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Operating Manual Attachment B to Distributor Agreement	Page 21 of 25
REDACTED COPY

Schedule B - Exhibit I - Technical Support Severities and Escalations

Definition of support Severity [*** - omitted 2 pages]

[***] Confidential Treatment Requested

Confidential portion omitted and filed separately with the Commission

Distributor Operating Manual_V6_7172008

 Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Operating Manual Attachment B to Distributor Agreement	Page 22 of 25
REDACTED COPY

Schedule G – Retail Price List [*** - omitted 8 pages]

[***] Confidential Treatment Requested

Confidential portion omitted and filed separately with the Commission

Distributor Operating Manual_V6_7172008

 Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Operating Manual Attachment B to Distributor Agreement	Page 23 of 25
REDACTED COPY

Exhibit H                                Contract Summary, Affirmation Form

 (Signed Contract must be attached to this form)

Distributor Name:				Today’s Date:
Customer Name:				Contract Date:
Customer Address:				Contract Currency:

Qty	CyberFusion Component / Platform	Unit Price	Total Price in Contract Currency	Exchange rate to $US (as agreed)	Total Price in $US	Amount due Proginet in $US

Total Software Price:
Maintenance:
Software Escrow Fee:
Total Fee:

Customer Contact Information:

Senior Management
Name	Phone
Title	Email
Technical Contact
Name	Phone
Title	Email
Administrative/ Billing Contact
Name	Phone
Title	Email

Distributor’s Affirmation:

This affirms that the attached contract between the Distributor and Customer is in compliance with all legal and business requirements of the Distributor Agreement in effect between Proginet and the Distributor on the Contract Date stated above.  Furthermore, the attached contract is consistent with Proginet’s Standard License Agreement in all material aspects.

Signature	Printed Name, Title	Date

FAX this form and the signed contract to  à  516 535-3601   Attention: Indirect Channels

[***] Confidential Treatment Requested

Confidential portion omitted and filed separately with the Commission

Distributor Operating Manual_V6_7172008

 Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Operating Manual Attachment B to Distributor Agreement	Page 24 of 25
REDACTED COPY

Exhibit I                                Products and Trademarks

Products

•	CyberFusion Integration Suite (CFI)
o	CFI Platform Server
o	CFI Internet Server
o	CFI Command Center
•	CFI Slingshot

Trademarks

Proginet has the following USPTO trademarks related to the CFI products:

•	CyberFusion
•	CyberFusion Integration Suite
•	CFI*

*We claim trademarks for certain descriptive names used along with the “CFI” trademark – CFI Platform Server, CFI Internet Server, CFI Command Center

We also have permission to use the word “Slingshot” from the software company that holds this trademark, and we define our product as CFI Slingshot.

[***] Confidential Treatment Requested

Confidential portion omitted and filed separately with the Commission

Distributor Operating Manual_V6_7172008

 Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com

Distributor Operating Manual Attachment B to Distributor Agreement	Page 25 of 25
REDACTED COPY

Exhibit J                                Termination Process

The following section will be enacted upon Termination of this Agreement by PROGINET or DISTRIBUTOR.

1.
All rights granted to DISTRIBUTOR under or pursuant to this Agreement shall immediately cease, except as otherwise specifically provided in this Section and DISTRIBUTOR will cease holding itself out as a DISTRIBUTOR of the PRODUCTS.  Upon the termination of this Agreement, the parties agree to continue their cooperation and to effect an orderly termination of their relationship.  This will include DISTRIBUTOR being allowed to pursue and conclude all business, which was duly forecasted before termination and is likely to be closed within thirty (30) days of termination notification.

2.
All existing software license agreements and maintenance agreements shall be fully vested in PROGINET upon occasion of renewal, and DISTRIBUTOR shall have no further rights therein.  DISTRIBUTOR shall provide a complete list of all customers using Proginet products, including what products and platforms are in use.  Upon PROGINET’s specific request, notify all existing CLIENT (S) and/or users of the PRODUCTS in the TERRITORY that such CLIENT (S) and/or users agreements run directly with PROGINET, and that all further payments and communications should be directed to PROGINET.  In addition, PROGINET shall have the right to directly communicate such termination to all CLIENT (S) and assume full contact with such CLIENT (S) AND PROGINET shall have the right to contact CLIENT (S) and instruct that all SOFTWARE LICENSE FEES and MAINTENANCE FEES should be paid directly to PROGINET, DISTRIBUTOR shall immediately pay to PROGINET any amounts then owing from DISTRIBUTOR to PROGINET, including any pro rata maintenance monies that have not been earned by DISTRIBUTOR.

3.
Unless otherwise agreed to in writing, or as specified above by PROGINET, DISTRIBUTOR shall immediately, as customer servicing is completed, return to PROGINET all of the following which, on the date of expiration or termination, are in DISTRIBUTOR’S possession or under its control: (i) all originals and copies of all PRODUCTS literature, price lists, customer lists, customer license and maintenance agreements, technical data PRODUCTS samples, drawings, designs and all documents and electronic media containing CONFIDENTIAL INFORMATION except those, if any, which DISTRIBUTOR is entitled to retain under DISTRIBUTOR’S LICENSE AGREEMENT; and (ii) a complete list of the names and addresses of all CLIENT(S) for whom DISTRIBUTOR is then supporting any of the PRODUCTS, additionally, The maintenance payments made by customers during the period of the distributor agreement, must be properly apportioned for the time of support provided by each of the parties.  Under the Generally Accepted Accounting Principles (GAAP) guidelines, maintenance is categorized as Unearned monies that are earned for each month of covered support.  Therefore the monies recognized each month from the payment are one twelfth of the total amount paid.  By the end of the year for which maintenance is purchased, all monies are thereby recognized.

All customer maintenance covered by the terminating agreement will be broken out to show the amount of monies earned by each party.  This chart will then show what payments are required by the Partner to Proginet, or by Proginet to the Partner.

Any maintenance that is not current and is late will be due and payable to the other party upon the signing of the letter of termination.

Payment will be made by the appropriate party within thirty days of signing the Letter of Termination.

4.
Together with the materials described above, DISTRIBUTOR shall deliver to PROGINET a document duly executed on behalf of DISTRIBUTOR certifying that no such materials are in DISTRIBUTOR’S possession or under its control DISTRIBUTOR shall also deliver to PROGINET as soon as possible any of the foregoing materials that come into DISTRIBUTOR’S possession or under its control after the expiration or termination of this Agreement.

5.
DISTRIBUTOR shall immediately cease holding itself out as a representative of PROGINET, shall destroy all advertising and promotional literature, stationery and other materials within its possession or control bearing any TRADEMARKS, and shall destroy any and all signs or notices bearing TRADEMARKS or otherwise identifying DISTRIBUTOR as a representative of PROGINET, the PRODUCTS or the TELEPHONE SUPPORT.

6.	Neither DISTRIBUTOR nor PROGINET is responsible for promises or lost opportunities made to other parties that are not fulfilled as a result of the termination of this agreement.

[***] Confidential Treatment Requested

Confidential portion omitted and filed separately with the Commission

Distributor Operating Manual_V6_7172008

 Proginet Corporation ● 200 Garden City Plaza, Garden City, NY 11530 ● Tel:1-516-535-3600, Fax:1-516-535-3601 ● www.proginet.com